UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2024
Date of Report
(Date of earliest event reported)

COUPANG, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40115	27-2810505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
720 Olive Way, Suite 600
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 333-3839
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	CPNG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2024, Coupang, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024. Present at the Annual Meeting in person or by proxy were holders of 6,062,273,696 shares of common stock of the Company, representing approximately 91% of the voting power of the shares of common stock of the Company as of the close of business on April 19, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The final results for each proposal considered at the Annual Meeting are set forth below.

1.The following nominees were elected as directors, each to hold office until the next Annual Meeting or until their successor is duly elected and qualified, by the vote set forth below:

	For	Against	Abstain	Broker Non-Votes
Bom Kim	5,885,454,311	62,318,352	28,793,078	85,707,955
Neil Mehta	5,765,932,325	181,436,942	29,196,474	85,707,955
Jason Child	5,866,453,304	80,919,677	29,192,760	85,707,955
Pedro Franceschi	5,849,916,267	97,431,898	29,217,576	85,707,955
Benjamin Sun	5,769,709,265	177,659,959	29,196,517	85,707,955
Ambereen Toubassy	5,867,187,847	80,185,978	29,191,916	85,707,955
Kevin Warsh	5,721,043,447	226,330,989	29,191,305	85,707,955

2.The appointment of Samil PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
6,026,159,272	5,961,477	30,152,947	N/A

3.The compensation of the Company’s named executive officers as disclosed in the proxy statement was approved in a non-binding vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,893,467,353	53,901,738	29,196,650	85,707,955

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPANG, INC. (REGISTRANT)
By:	/s/ Harold Rogers
Harold Rogers
General Counsel and Chief Administrative Officer

Dated: June 17, 2024